                                                                   EXHIBIT 10.62

================================================================================


                                    FORM OF

                 AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                                     among

                       CONSUMER FINANCIAL NETWORK, INC.

                                      and

                          THE INVESTORS NAMED HEREIN



                    Dated as of                     , 1999
                                --------------------


================================================================================

                 AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

      AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "Agreement"), dated as
                                                         ---------
of __________, 1999, among Consumer Financial Network, Inc., a Delaware corporation (the "Company"), iXL Enterprises, Inc., a Delaware corporation

("iXL"), General Electric Capital Corporation, a New York corporation ("GECC").
  ---                                                                   ----
GE Capital Equity Investments, Inc. ("GECEI") and General Electric Pension Trust ("GEPT"), together with any other non-employee Persons who became stockholders of the Company and whose names are set forth on Schedule 1 hereto (the "Outside
                                                                        -------
Investors"), those employees of the Company who have become stockholders of the
---------
Company and whose names are set forth on Schedule 2 hereto (the "Management
                                                                 ----------
Stockholders"), and the Persons who become parties to this Agreement pursuant to
------------
Section 13.  Certain capitalized terms used herein are defined in Section 7.

      WHEREAS, iXL currently holds all the issued and outstanding Common Stock of the Company, par value $.01 per share;

      WHEREAS, GECC currently owns 13,333,334 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock");
                                 -------------------------

      WHEREAS, contemporaneously with the execution and delivery hereof, the Company will sell to GECEI and GEPT, and GECEI and GEPT will purchase from the Company pursuant to the Stock Purchase Agreement, an aggregate of 16,190,475 shares of the Company's Series B Convertible Preferred Stock (the "Series B
                                                                   --------
Preferred Stock"; and, together with the Series A Preferred Stock, the
---------------
"Preferred Stock");
----------------

      WHEREAS, the Company may establish a Stock Option Plan after the date hereof pursuant to which the Management Stockholders will be issued options, from time to time, exercisable into Common Stock;

      WHEREAS, the parties wish to set forth certain rights and obligations with respect to their ownership of Common Stock and Preferred Stock;

      WHEREAS, certain capitalized terms used herein without definition are defined in Section 8;

      NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and obligations set forth in this Agreement, the parties hereto agree as follows:

       1.   Restrictions on Transfer of Stock.
            ---------------------------------

          1.1  Restrictions on Transfers to Third Parties by iXL.  iXL may,
               -------------------------------------------------
directly or indirectly, Transfer all or any portion of its shares of Common Stock or other equity securities of the Company or any interest therein now or thereafter owned by it to any third party or any Affiliate, at any time, subject to (a) the rights of the other Stockholders set forth in Section 2.1; (b) the GE
    -                                                                  -
Investors' rights set forth in the Investors Agreement and (c) Sections 13.1 and
                                                            -
13.2.

          1.2  Restrictions on Transfers to Third Parties by the Outside
               ---------------------------------------------------------
Investors. Subject to any applicable securities laws, any Outside Investor may,
---------
at any time, directly or indirectly, Transfer all or any portion of its shares of Stock or any interest therein now or thereafter owned by it (a) to any
                                                                -
Affiliate of such Outside Investor other than GEFA, (b) pursuant to Section 2.1
                                                     -
(Tag Along Rights), Section 2.2 (Drag Along Rights), Section 2.3 (Sale of the Company), such Outside Investors' registration rights under the Registration Agreement, or with respect to any GE Investor, pursuant to Section 1(c) or
Section 2.1 of the Investors Agreement or (c) any third party (other than any
                                           -
online aggregator of financial services or a controlling affiliate of any such online aggregator for which such online aggregator constitutes 20% or more of its revenues), provided that any such sale pursuant to this subsection (c) shall not be consummated within 180 days of the closing of the initial public offering for the common stock of iXL and shall be subject to the provisions of Section
1.6 (right of first offer) and Section 2.1 (tag-along rights) hereof.

          1.3  Restrictions on Transfers to Third Parties by Management
               --------------------------------------------------------
Stockholders.
------------

      (a)  Prior to the earlier of (i) the closing of a Qualified Public
                                    -
Offering and (ii) December 31, 2003 (such period is hereinafter referred to as
              --
the "Restricted Period") no Management Stockholder may Transfer Stock or any
     -----------------
interest therein now or hereafter owned by any Management Stockholder, except for any (A) Transfer by such Management Stockholder to a transferee permitted
         -
under Section 1.4(a) or a pledge or Transfer of shares of Stock by such Management Stockholder permitted under Section 1.4(b), (B) involuntary Transfer
                                                        -
to a third party permitted under Section 1.7, (C) sale to a third party pursuant
                                               -
to Section 2, (D) sale to the Company pursuant to Section 3 or 4, (E) sale
               -                                                   -
pursuant to the Registration Rights Agreement or (F) Transfer approved by the
                                                  -
Board.

      (b) After the Restricted Period, Transfers of Stock or any interest therein, now or hereafter owned by any Management Stockholder to any third party will be subject to Section 1.5 and Section 2.

          1.4  Permitted Transferees.
               ---------------------

          (a) Affiliates, Trusts, etc.  A Management Stockholder may Transfer
              -----------------------
any shares of Stock (i) with the prior written consent of the Company's Board of
                     -
Directors (the "Board"), which consent shall not be unreasonably withheld, to
                -----
(w) a trust the beneficiaries of which are such Stockholder, such Stockholder's
 -
spouse, parents, lineal descendants, or any other Person approved by the Board,
(x) a corporation the shareholders of which are such Stockholder, such
 -
Stockholder's spouse, parents, lineal descendants, or any other Person approved by the Board, (y) a limited partnership, the general partner of which is (1)
               -                                                          -
such Stockholder, such Stockholder's spouse, parents, lineal descendants, or any other Person approved by the Board or (2) a corporation, limited partnership or
                                       -
limited liability company, the majority of the voting power of which is owned by such Stockholder, such Stockholder's spouse, parents, lineal descendants, or any other Person approved by the Board, or (z) a limited liability company, the
                                        -
majority of the voting power of which is owned by such Stockholder, such Stockholder's spouse, parents, lineal descendants, or any other Person approved by the Board; or (ii) in case of such Stockholder's death, by will or by the
                  --
laws of intestate succession to executors, administrators, testamentary trustees, legatees or beneficiaries. In addition to the foregoing, any Permitted Transferee of the Management Stockholders may Transfer shares of Stock back to such transferring Stockholder or to another Permitted Transferee of such transferring Stockholder, provided, however, that prior to any Permitted Transferee ceasing to be a Permitted Transferee of the transferring Stockholder, such Permitted Transferee shall be obligated to transfer such Stock back to such transferring Stockholder or to a Permitted Transferee of such transferring Stockholder.

          (b) Security Agreements.  The Management Stockholders may pledge any
              -------------------
or all shares of Stock now or hereafter owned by such Management Stockholder or grant a security interest therein to secure indebtedness of such Management Stockholder owing to the Company so long as such indebtedness was incurred for the sole purpose of paying all or part of the purchase price of such Stock or for the purpose of refinancing indebtedness incurred for such purpose, provided, however, that any transferee pursuant to this subsection (b) shall acquire only a security interest in such Stock entitling such transferee to the proceeds from any sale of such Stock made in compliance with the terms of this Agreement and shall not acquire title to such Stock or any other rights incident thereto. The pledge agreements or other related financing agreements of any Stockholder shall be subject to and acknowledge the rights of the Company and the other Stockholders set forth herein.

          1.5  Rights of First Refusal on Sales by Management Stockholders
               -----------------------------------------------------------

          (a) At any time after the Restricted Period, each of the Management Stockholders may sell all or any portion of such Management Stockholder's Stock to any third party, provided that no such Management Stockholder may so sell any Stock to any third party after the Restricted Period unless such Stockholder shall first have complied with the provisions of this Section 1.5.

          (b) If any of the Management Stockholders (for purposes of this
Section 1.5, an "Offering Management Stockholder") shall have received a bona
                 -------------------------------
fide offer or offers from a third party or parties, other than a Permitted Transferee, to purchase a number of shares of Stock exceeding ten per cent (10%) of the aggregate number of shares of Stock held by such Offering Management Stockholder as of the date hereof (other than pursuant to a Qualified Public Offering), then prior to selling such shares of Stock to such third party or parties, such Offering Management Stockholder shall deliver to the Company, iXL and the Outside Investors that own Preferred Stock a letter (the "Offer Letter")
                                                                  ------------
signed by such Offering Management Stockholder setting forth with respect to such Offering Management Stockholder and such third party or parties the following information:

               (i)   the name of such third party or parties;

               (ii) the prospective purchase price per share of each class of Stock;

               (iii) all material terms and conditions contained in the offer of such third party or parties;

               (iv) such Offering Management Stockholder's offer (irrevocable by its terms for 60 days following receipt) to sell first to the Company and then to iXL and each Outside Investor that owns Preferred Stock all (but not less than all) of the shares of Stock covered by the offer of the third party or parties (the "Offered Stock"), for a
                                                   -------------
         purchase price per share of Stock, and on the same terms and conditions contained in the offer of the third party or parties (the "Offer"); and
                                                                    -----

               (v) closing arrangements and a closing date (not less than 60 nor more than 90 days following the date of such letter) for any purchase and sale that may be effected by the Company, iXL or the Outside Investors.

      For 30 days following the receipt of the Offer Letter, the Company shall have the right to purchase the Offered Stock for the same price per share and on the same terms and conditions set forth in the Offer. If the Company does not exercise such right within such 30 day period then iXL and/or the Outside Investors owning Preferred Stock shall have the right for the next succeeding 30 days to elect to purchase the Offered Stock for the same price per share and on the same terms and conditions set forth in the Offer. If iXL or any of the Outside Investors elects to purchase such Offered Stock, each shall have the right to purchase on a pro rata basis its share of such Offered Stock (based on the number of shares of Common Stock held by iXL and the number of shares of Common Stock into which the Preferred Stock held by iXL or the Outside Investor, as the case may be, would then be convertible). Any amount of such Stock not so purchased by iXL or an Outside Investor so entitled to purchase may be purchased by iXL and the other Outside Investors entitled to purchase on a pro rata basis and so on until all of such Stock has been purchased.

          (c) If the Company, iXL or any of the Outside Investors that owns Preferred Stock accepts the Offer to purchase the Offered Stock, the closing of the purchase and sale pursuant to such acceptance shall take place at the offices of the Company on the date set forth in the Offer Letter, or at such other place or on such other date as the applicable parties may agree or such later date as may be necessary to obtain any required regulatory approvals. If, upon the expiration of sixty (60) days following receipt by the Company, iXL and the Outside Investors that own Preferred Stock of the Offer Letter, the Company, iXL and such Outside Investors have all elected to not exercise their right of first refusal pursuant to this Section 1.5, the Offering Management Stockholder may sell to such third party or parties all, but not less than all, of the Offered Stock, for the purchase price and on the other terms and conditions contained in such Offer. Prior to consummating any such sale, the Offering Management Stockholder shall, upon request from iXL or such Outside Investor, provide such requesting party with reasonable supporting documentation with respect to the terms and conditions of any such sale to a third party so as to demonstrate such Offering Management Stockholder's compliance with the provisions of the preceding sentence. If such sale has not been completed within ninety (90) days after the expiration of such sixty (60) day period, the Offered Stock covered by such Offer may not thereafter be sold by such Offering Management Stockholder unless the procedures set forth in this Section 1.5 shall have again been complied with.

          1.6  Right of First Offer for Sales by Outside Investors.
               ---------------------------------------------------

          (a) No Outside Investor may sell any Stock to any third party unless such Outside Investor shall first have complied with the provisions of this
Section 1.6. Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 1.6 shall not apply to any sale of Stock by an Outside Investor (i) to any Affiliate thereof or (ii) pursuant to Section 2.1, 2.2 or 2.3 hereof, an underwritten public offering or Section 1(c) or 2 of the Investors Agreement.

          (b) If an Outside Investor (an "Offering Outside Investor") desires to
                                          -------------------------
sell any of its shares of Stock, then prior to selling such shares, such Offering Outside Investor shall first deliver to the Company, iXL and the other Outside Investors a letter (the "Offer Letter") signed by such Offering Outside
                                 ------------
Investor setting forth:

            (i) the prospective purchase price per share of Stock and the number
             -
         of shares of Stock such Offering Outside Investor desires to sell;

            (ii)  any other material terms and conditions of such sale;
             --

            (iii) such Offering Outside Investor's offer (irrevocable by its
             ---
         terms for 10 Business Days following receipt) to sell to the Company, iXL and the Outside Investors all of the shares of Stock described in the Offer Letter (the "Offered Securities"), for a purchase price per
                                ------------------
         share of Stock, and on the same terms and conditions contained in the Offer Letter (the "Offer"); and
                            -----

            (iv) closing arrangements and a closing date (not less than 50 nor
             --
         more than 75 days following the receipt of the Offer Letter) for any purchase and sale that may be effected by the Company, iXL or any Outside Investor.

          (c) After the receipt of the Offer Letter, the Company shall have 15 days to elect whether to purchase the shares covered by the Offer Letter. If the Company does not make such election, iXL and each Outside Investor shall have the right (exercisable within the 15 day period referred to in the preceding sentence) in which to notify the Offering Outside Investor whether it elects to purchase its pro rata portion of the shares covered by the Offer Letter on the terms set forth in the Offer Letter (which election shall be irrevocable). iXL's and each Outside Investor's pro rata share of the Offered Securities shall be based on the number of shares of Common Stock held by iXL and each Outside Investor, including the number of shares of Common Stock into which the Preferred Stock held by iXL and each such Outside Investor would then be convertible. If iXL or any Outside Investor declines the right to purchase its pro rata share, then such amount shall be offered to iXL and the Outside Investors on a pro rata basis, and so on (up to the 60 day limit referred to below) until all the Offered Securities have been either accepted or declined. All elections by iXL and any Outside Investors to accept or purchase Offered Securities shall be irrevocable. The purchase of such Offered Securities by either the Company, iXL or any Outside Investor must be consummated within 60 days of the expiration of the 15 day period referred to in the first sentence of this Section 1.6(c) and the Offering Outside Investor will extend the proposed closing date up to such 60 day limit if requested. If all of the Offered Securities are not accepted, then the Offering Outside Investor may sell all of the Offered Securities for the purchase price and on substantially the same other terms and conditions contained in the Offer. Prior to consummating any such sale, the Offering Outside Stockholder shall, upon the request of the Company, iXL or any Outside Investor, provide such requesting Person with reasonable supporting documentation with respect to the terms and conditions of any such sale to a third party so as to demonstrate such Offering Outside Investor's compliance with the provisions of the preceding sentence. If such sale to a third party has not been completed within 90 days from the last day of the 60-day closing period referred to above, then the Offered Securities covered by such Offer may not thereafter be sold by such Offering Outside Investor unless the procedures set forth in this Section 1.6 shall have again been complied with.

          1.7  Involuntary Transfers.  Any transfer (an "Involuntary Transfer")
               ---------------------                     --------------------
of title or beneficial ownership of shares of Stock upon default, foreclosure, forfeit, court order, or otherwise than by a voluntary decision on the part of any Management Stockholder (a "Transferring Stockholder"), other than any transfer upon death of a Management Stockholder, shall be void unless such Stockholder complies with this Section 1.7 and enables the Company, iXL and the Outside Investors that own Preferred Stock to exercise in full their rights hereunder. Upon any Involuntary Transfer, the Company, iXL and the Outside Investors that own Preferred Stock shall have the right to purchase such shares pursuant to this Section 1.7 and the Person to whom such shares have been transferred (the "Involuntary Transferee") shall have the obligation to sell
                  ----------------------
such shares in accordance with this Section 1.7. Upon the Involuntary Transfer of any shares of Stock, such Transferring Stockholder shall promptly (but in no event later than five days after such Involuntary Transfer) furnish written notice to the Company, iXL and the Outside Investors that own Preferred Stock indicating that the Involuntary Transfer has occurred, specifying the name of the Involuntary Transferee, giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer. Subject to the provisions of Section 8, upon the receipt of such notice, and for 30 days thereafter, the Company shall have the right to purchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) Stock acquired by the Involuntary Transferee for a purchase price equal to the Carrying Value of such Stock. If the Company fails to exercise within such 30-day period its rights hereunder to purchase all, but not less than all, of the shares of Stock acquired by the Involuntary Transferee, for a period of 30 days thereafter, iXL and the Outside Investors that own Preferred Stock shall have the right to purchase on a pro rata basis, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the shares of Stock acquired by the Involuntary Transferee for a purchase price equal to the Carrying Value of such Stock.

iXL and each of the Outside Investors that owns Preferred Stock may purchase such Stock on a pro rata basis (based on the number of shares of Common Stock held by iXL and the number of shares of Common Stock into which the Preferred Stock held by the Outside Investors would then be convertible). Any amount of such Stock not so purchased by iXL or an Outside Investor entitled to purchase may be purchased by the other Outside Investors that own Preferred Stock or iXL proportionally to their ownership of Common Stock (assuming conversion of Preferred Stock), and so on until all of such Stock has been purchased.

       2.   Tag Along and Drag Along Rights.
            -------------------------------

          2.1  Tag Along Rights.  (a)  No Stockholder (for purposes of this
               ----------------
Section 2.1, the "Offering Stockholder") may sell any shares of Stock to any
                  --------------------
non-Affiliated third party (except through a sale pursuant to a registered underwritten public offering) if such shares, together with all shares of Stock previously sold by such Offering Stockholder to third parties (except through a sale pursuant to an underwritten registered public offering), would represent more than ten percent (10%) of the sum of (i) the aggregate number of shares of
                                           -
Common Stock held by the Offering Stockholder as of the date hereof plus (ii)
                                                                          --
the aggregate number of shares of Common Stock into which the shares of Preferred Stock, if any, held by the Offering Stockholder as of the date thereof would be ultimately convertible, unless each of the other Stockholders, other
                                 ------
than the Management Stockholders, is offered the right, on a pro rata (except as otherwise provided in Sections 1(c) and 2(c) of the Investors Agreement) basis (based on the number of shares of Common Stock owned by such Stockholder including the number of shares of Common Stock into which the Preferred Stock would then be convertible) to participate in any such sale by selling to such non-Affiliated third party its pro rata portion of Common Stock, in the event the Offering Stockholder is selling Common Stock, and Preferred Stock in the event the Offering Stockholder is selling Preferred Stock, for a purchase price per share of Common Stock or Preferred Stock, as the case may be, and on other terms and conditions, not less favorable to such Stockholder than those applicable to the Offering Stockholder.

          (b) This Section 2.1 shall not apply to (i) sales of Common Stock by
                                                   -
any Management Stockholder holding less than one per cent (1%) of the aggregate number of outstanding shares of Common Stock at such time, calculated on a fully diluted basis, so long as the aggregate purchase price of such Common Stock is less than $500,000, or (ii) sales of Stock by an Outside Investor pursuant to
                        --
Section 2.1, 2.2 or 2.3 hereof or Section 1(c) or 2(c) of the Investors
Agreement.

            (c) The GE Investors' rights under this Section 2.1 are modified and supplemented by the Investors Agreement.

          2.2  Drag Along Rights.  (a)  If iXL proposes to sell or otherwise
               -----------------
Transfer shares of Common Stock to any third party (except through a sale pursuant to a Qualified Public Offering, to an Affiliate of iXL or to a Person that is a stockholder of iXL on the date hereof (or any Affiliate of such stockholder), which if sold would effect a Change of Control then, if requested by iXL, each other holder of shares of Stock shall join iXL in any such sale on a pro rata basis by complying fully with Section 2.2(b). The material terms and conditions of such sale, including, without limitation, the purchase price per share of Common Stock, shall be the same for all holders of Common Stock. In furtherance of the foregoing, each holder of shares of Preferred Stock hereby agrees that, if requested by iXL, such holder shall convert those shares of Preferred Stock which will be sold or transferred pursuant to this Section 2.2 into Common Stock pursuant to Section 4(a) of the applicable Certificate of Designations, and the shares of Common Stock issued upon the conversion of such Stock shall be subject to the provisions of this Section 2.2.

          (b) Each Stockholder who is required to join iXL in a sale pursuant to
Section 2.2(a) shall, at the request of iXL, (i) transfer, upon receipt of the
                                              -
purchase price therefor, such Stockholder's pro rata portion of the shares of Common Stock to any third party purchaser or purchasers free and clear of all security interests, liens, claims or encumbrances, (ii) execute and deliver any
                                                    --
agreement being executed and delivered by iXL (or no less favorable agreement than the one being signed by iXL) containing such representations and warranties (or, at the option of such Stockholder, indemnities in respect of representations and warranties and representations and warranties relating exclusively to such Stockholder's ownership and title to its shares of Common Stock and the ability of such Stockholder to participate in such sale) and other terms as iXL may deem to be reasonably necessary or desirable to consummate such transaction, provided, however, that no Stockholder shall be required to provide indemnification, in the aggregate, in an amount that is in excess of either its pro rata portion of the related liability or the purchase price received by such Stockholder in such sale, except in the case of such Stockholder's fraudulent acts, or to make any representations or warranties which such Stockholder reasonably believes to be false, (iii) vote in favor of any such
                                              ---
transaction of which iXL has voted in favor and (iv) execute and deliver such
                                                 --
instruments of conveyance and assignment and take such other actions as reasonably requested by iXL in order to consummate such transaction.

          (c) Notwithstanding the foregoing, iXL's rights under this Section (2.2) with respect to any shares of Stock held by any of the GE Investors shall not be applicable except in the circumstances, and subject to the terms and conditions, set forth in Section 2(c) of the Investors Agreement.

          2.3  Sale of the Company.  (a)  If after receipt by iXL of a bona fide
               -------------------
offer (for the purposes of this Section 2.3, the "Offer") from a third party or
                                                  -----
parties (other than an Affiliate of iXL, a stockholder of iXL on the date hereof or any Affiliate thereof) (the "Buyer") to purchase 80% or more of the Company,
                                -----
either directly or indirectly, in one or a series of related transactions, including, without limitation, by stock purchase, recapitalization, merger, combination, consolidation, asset sale or otherwise (each, an "Organic Change"),
                                                               --------------
and such Organic Change has been approved by the Board then, if requested by iXL, each Stockholder shall take all steps as iXL may deem to be reasonably necessary or desirable to consummate such transaction, including, without limitation, (i) voting such Stockholder's Stock in favor of such transaction
             -
(ii) transferring, upon receipt of the purchase price therefor, all of such
 --
Stockholder's Stock to the Buyer, or , in the event iXL is Transferring less than all, then such Stockholder's pro rata share, free and clear of all security interests, liens, claims or encumbrances, (iii) execute and deliver any
                                           ---
agreement being executed and delivered by iXL (or no less favorable agreement than the one being signed by iXL) containing such representations and warranties (or, at the option of such Stockholder, indemnities in respect of representations and warranties and representations and warranties relating exclusively to such Stockholder's ownership and title to its shares of Common Stock and the ability of such Stockholder to participate in such sale) and other terms as iXL may deem to be reasonably necessary or desirable to consummate such transaction, provided, however, that no Stockholder shall be required to provide indemnification, in the aggregate, in an amount that is in excess of either its pro rata portion of the related liability or the purchase price received by such Stockholder in such sale, except in the case of such Stockholder's fraudulent acts and (iv) executing and delivering such instruments of conveyance
                     --
and assignment as iXL may deem to be reasonably necessary or desirable to consummate such transaction. Subject to Section 2.3(b) below, the terms of such transaction, including, without limitation, the purchase price per share of Common Stock, shall be the same for iXL as for each Stockholder, provided that each holder of Preferred Stock, hereby agrees that, if requested by iXL, such holder shall convert its shares of Preferred Stock into Common Stock prior to any such Organic Change pursuant to Section 4(a) of the applicable Certificate of Designations.

         (b) Notwithstanding the foregoing, iXL's and the Company's rights under
Section 2.3(a) with respect to any shares of Stock held by any of the GE Investors shall not be applicable except in the circumstances, and subject to the terms and conditions, set forth in Section 2(c) of the Investors Agreement and, in the event the transaction under this Section 2.3 is structured as a recapitalization to be effected by a redemption of Stock by the Company, Section 1(c) of the Investors Agreement.

       3.   Sales to the Company.
            --------------------

          3.1  Management Stockholders.  Subject to all subsections of this
               -----------------------
Section 4 and Section 9, each Management Stockholder shall have the right to sell to the Company, and the Company shall have the obligation to purchase from such Management Stock holder, all, but not less than all, of such Management Stockholder's shares of Stock, at a price equal to the Fair Market Value of such Management Stockholder's Stock (as determined pursuant to Section 7) if the employment of such Management Stockholder with the Company and all subsidiaries thereof (a) is terminated by the Company without Cause, (b) terminates as a
         -                                               -
result of (i) the death or Disability of such Management Stockholder or (ii) the
           -                                                             --
retirement of such Management Stockholder, upon or after reaching the age of 65 ("Retirement"), or (iii) is terminated by the resignation of such Management
  ----------        ---
Stockholder for Good Reason.

          3.2  Notice.  If any Management Stockholder desires to sell shares of
               ------
Stock pursuant to Section 4.1, such Management Stockholder (or such Management Stock holder's estate, trust or corporation, as the case may be) shall notify the Company not more than 30 days after the occurrence of the event giving rise to such Management Stockholder's right to sell such Management Stockholder's shares of Stock and shall specify the number of shares of Stock such Management Stockholder owns.

          3.3  Payment.  Subject to Section 9, payment for shares of Stock sold
               -------
by a Management Stockholder pursuant to Section 4.1 shall be made on the date 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the determination of Fair Market Value of such Management Stockholder's shares of Stock. Such payment will be made by wire transfer of funds or certified or official bank check against surrender of the certificates for such shares.

       4.   Right of the Company to Purchase from Management
            ------------------------------------------------
            Stockholders Shares of Stock.
            ----------------------------

          4.1  Right to Purchase.  Subject to all subsections of this Section 5
               -----------------
and Section 9, the Company shall have the right to purchase from a Management Stockholder, and such Management Stockholder shall have the obligation to sell to the Company, all, but not less than all, of such Management Stockholder's shares of Stock if such Management Stockholder's employment with the Company and all subsidiaries thereof is terminated:

               (i) at the Fair Market Value of the shares of Stock to be pur chased if such Management Stockholder's employment with the Company and all subsidiaries thereof is terminated as a result of (1) the
                                                                -
         termination by the Company of such employment without Cause, (2) the
                                                                       -
         death or Disability of such Management Stockholder, (3) the Retirement
                                                              -
         of such Management Stockholder or (4) the resignation of such
                                            -
         Management Stockholder for Good Reason, or

               (ii) at the lesser of the Fair Market Value or the Carrying Value of the shares of stock to be purchased if such Management Stockholder's employment with the Company and all subsidiaries thereof is terminated for any reason other than as a result of an event described in subparagraph (i) (1), (i) (2), (i) (3) or (i) (4) of this Section 5.1.

          4.2  Notice.  If the Company desires to purchase shares of Stock from
               ------
a Management Stockholder pursuant to Section 5.1, it shall notify such Management Stockholder (or such Management Stockholder's estate, trust or corporation, as the case may be) not more than 30 days after the occurrence of the event giving rise to the Company's right to acquire such Management Stockholder's shares of Stock.

          4.3  Payment.  Subject to Section 9, payment for shares of Stock
               -------
purchased by the Company pursuant to Section 5.1 based on Fair Market Value shall be made on the date 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the determination of Fair Market Value, and any payment based on Carrying Value shall be made on the date 30 days (or the first business day thereafter if the 30th day is not a business day) following the date of the notice referred to in Section 5.2. Such payment will be made by wire transfer of funds or certified or official bank check against surrender of the certificates for such shares.

       50   Interest.  Any payments based on Fair Market Value required to be
            --------
made by the Company under Section 4 or 5 shall accrue simple interest at 5% per annum from the date of termination of employment to the date the Company has paid in full for all of the shares of stock, including, without limitation, during any period in which the Company's purchase of such shares is prohibited under Section 9. All payments of interest accrued hereunder shall be paid only at the date of payment by the Company for the shares of Stock being purchased.

       60   Determination of Fair Market Value.
            ----------------------------------

          6.1  Appraisals.  The Company shall engage from time to time after
               ----------
January 1, 2000, but not less often than once every fiscal year, and not later than 120 days after the end of any such fiscal year, an independent valuation consultant or appraiser of recognized national standing as agreed to by iXL and a majority in interest of the holders of the Preferred Stock, to appraise the Fair Market Value of shares of Stock as of the last day of the fiscal period then most recently ended or, at the request of the Company (including, without limitation, for the purpose of satisfying the requirements of paragraph 5(g) of the Series A Certificate of Designations with respect to the Series A Preferred Stock and paragraph 5(g) of the Series B Certificate of Designations with respect to the Series B Preferred Stock), as of any more recent date (the "Appraisal Date"), and to prepare and deliver a report to the Company describing
---------------
the results of such appraisal (the "Appraisal"). If iXL and the Outside
                                    ---------
Investors do not reach agreement on an appraiser within 10 Business Days of the event giving rise to the Appraisal then iXL and the Outside Investors (acting by a majority in interest (based on the number of shares of Common Stock held by such Outside Investors, including all shares into which the Preferred Stock is convertible)) shall each select an appraiser, and such appraisers shall select a third appraiser, who shall perform the Appraisal.

          6.2  Calculation.  (a)  "Fair Market Value" of any share of Common
               -----------         -----------------
Stock shall be the fair market value or the entire Common Stock equity interest of the Company taken as a whole, after giving effect to any increase in such value which would result from the Company's receipt of the applicable exercise or option price in respect of all then outstanding Convertible Securities (as defined below) (the "Equity Value"), divided by all the issued and outstanding
                     ------------
shares of Common Stock, together with the number of shares of Common Stock into which any Convertible Securities would be convertible as of the most recent Appraisal Date, without premiums for control or discounts for minority interests or restrictions on transfer, and shall be as of the most recent Appraisal Date and determined with reference to (i) if the Fair Market Value is being
                                  -
determined for the purposes of Sections 4 or 5, the most recent Appraisal prior to the date of termination of the Management Stockholder's employment, and (ii)
                                                                            --
if the Fair Market Value is being determined for the purpose of Section 5(g) of the applicable Certificate of Designations, the most recent Appraisal prior to the date of the conversion of such Preferred Stock into Common Stock; provided, however, in the event that the Equity Value (without giving effect to the conversion of any outstanding shares of Preferred Stock) is less than the aggregate Liquidation Value of all of the outstanding shares of Preferred Stock, then the "Fair Market Value" of such share of Common Stock shall be an amount
          -----------------
equal to the quotient of (i) the excess, if any, of (A) the Equity Value
                          -                          -
(without giving effect to the conversion of any outstanding shares of Preferred Stock) over (B) the aggregate amount, if any, that the holders of the Preferred
             -
Stock would have actually received pursuant to the Certificates of Designations in respect of their shares of Preferred Stock if the

Company had been liquidated as of the Appraisal Date divided by (ii) the
                                                                 --
aggregate number of issued and outstanding shares of Common Stock, together with the number of shares of Common Stock into which any issued and outstanding Convertible Securities (other than outstanding shares of Preferred Stock) would be convertible as of the most recent Appraisal Date. "Convertible Securities"
                                                      ----------------------
shall mean any warrants, options, convertible stock or other rights to purchase Common Stock (including the Preferred Stock) for which, as the most recent Appraisal Date, the value of the Common Stock into which such warrants, options, convertible stock or other rights to purchase Common Stock are exercisable or convertible exceeds the exercise price or conversion price therefor.

          6.3  Notice to Stockholders.  After receipt of each Appraisal, the
               ----------------------
Company shall promptly deliver to each Stockholder a copy of the report as to value included with such Appraisal.

       7.   Defined Terms.  As used in this Agreement, the following terms shall
            -------------
have the meanings ascribed to them below:

          (a) Affiliate means, with respect to any Person, any other Person
              ---------
directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Person; provided that for
                                                         --------
purposes of this Agreement, GEPT shall be deemed to be an Affiliate of GECC and each of its Affiliates.

            (b) Board means the board of directors of the Company.
                -----

          (c) Business Day means any day other than a Saturday, Sunday or other
              ------------
day on which the commercial banks in New York City are authorized or required by law to close.

          (d) Carrying Value  means, with respect to any share of Common Stock
              --------------
being purchased by the Company:  (i) (A) if such shares were acquired in
                                  -   -
exchange for cash, the price paid by the selling Stockholder for any such share, or (B) if such shares were acquired pursuant to any merger or stock exchange
    -
agreement, the value assigned to such shares in such merger or stock exchange agreement, plus (ii) simple interest at a rate per annum equal to 5% which shall
                 --
be deemed to be the carrying cost, from the date of the purchase of such shares by such selling Stockholder through the date of the Company's purchase of such shares, less the amount of dividends paid to such Management Stockholder in respect of such share (to the extent that the amount of such dividends does not exceed such simple interest).

          (e) Cause means a termination of a Management Stockholder's employment
              -----
by the Company or any of its subsidiaries due to (i) the continued failure
                                                  -
(other than any such failure resulting from incapacity due to reasonably documented physical or mental illness) by such Management Stockholder substantially to perform his duties, responsibilities or obligations as an officer, director or employee of the Company or any of its subsidiaries after having been given written notice of such failure to perform and after having failed to improve such performance within the time period (which shall have been a reasonable time period) specified in such notice or (ii) the engaging by such
                                                       --
Management Stockholder in serious misconduct which is material to the performance by such Management Stockholder of his duties and obligations for the Company or any of its subsidiaries, including, without limitation, gross negligence, dishonesty, willful malfeasance, gross insubordination or gross misconduct that is materially injurious to the Company or any of its subsidiaries or conviction of a felony or the entering of a plea of nolo contendere to a felony; provided, however, that with respect to any Management Stockholder who is party to an employment agreement with the Company or an Affiliate of the Company, the term "Cause" shall have the meaning assigned to
                                    -----
such term in such employment agreement, if defined therein.

          (f) Certificates of Designations means the Series A Certificate of
              ----------------------------
Designations and the Series B Certificate of Designations.

          (g) Certificate of Incorporation means the Amended and Restated
              ----------------------------
Certificate of Incorporation of the Company, as amended, together with the Certificates of Designations.

          (h) Change of Control means any circumstance in which iXL or its then-
              -----------------
existing stockholders cease to be the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of a majority in the aggregate of the total voting power of the Company.

            (i) Code means the Internal Revenue Code of 1986, as amended.
                ----

            (j) Common Stock means the common stock of the Company, par value
                ------------
$.01 per share.

          (k) Disability means the termination of the employment of any
              ----------
Management Stockholder by the Company or any of its subsidiaries shall be deemed to be by reason of a "Disability" if such Management Stockholder shall have been
                      ----------
incapable for more than six months within any 12-month period of performing his duties, responsibilities or obligations as an officer, director or employee of the Company or any of its subsidiaries on a full-time basis because of a
physical, mental or emotional incapacity resulting from injury, sickness or disease and within 30 days after written notice of termination has been given to such Management Stockholder, such Management Stockholder shall not have returned to the full-time performance of his duties, responsibilities and obligations. The date of termination in the case of a termination for "Disability" shall be
                                                          ----------
the last day of the aforementioned 30 day period; provided, however, that with respect to any Management Stockholder who is party to an employment agreement with the Company or an Affiliate of the Company, the term "Disability" shall
                                                           ----------
have the meaning assigned to such term in such employment agreement, if defined therein.

            (l) GE Investors means the "Investors" as defined in the Investors
                ------------
Agreement and their Affiliate transferees.

          (m) GEFA means General Electric Financial Assurance, Inc., and any
              ----
other subsidiary or business unit of any Affiliate of GECC a material portion of whose business is the sale of financial services products for household, family or personal use.

          (n) Investors Agreement means the Investors Agreement, dated as of
              -------------------
________, 1999, among the Company, iXL and the GE Investors named therein.

          (o) Good Reason means a termination of a Management Stockholder where
              -----------
such Management Stockholder's employment voluntarily terminates his employment with the Company as a result of either of the following:

               (i) without the Management Stockholder's prior written consent, a significant reduction by the Company in his current salary, other than any such reduction which is part of a general salary reduction or other con cessionary arrangement affecting all senior executive corporate officers; or

               (ii without the Management Stockholder's prior written consent, the taking of any action by the Company or any of its subsidiaries that would substantially diminish the aggregate value of the benefits provided him under the benefit plans of the Company that may be in effect at such time and in which he was participating, other than any such reduction which is (A) required by law, (B) implemented in
                                  -                    -
         connection with a general concessionary arrangement affecting all employees or affecting the group of employees of which the Management Stockholder is a member or (C) generally applicable to all
                                     -
         beneficiaries of such plan.

provided, however, that with respect to any Management Stockholder who is party to an employment agreement with the Company or an Affiliate of the Company, the term "Good Reason" shall have the meaning assigned to such term in such
      -----------
employment agreement, if defined therein.

          (p) Liquidation Value has, with respect to a share of Preferred Stock,
              -----------------
the meaning provided therefor in the applicable Certificate of Designations.

          (q) Management Stockholders means those employees of the Company who
              -----------------------
become stockholders of the Company, are listed on Schedule 2 hereto and who become a party to this Agreement pursuant to Sections 15.2 or 15.3

          (r) November 1998 Stock Purchase Agreement means the Stock Purchase
              --------------------------------------
Agreement, dated as of November 3, 1998, between the Company and GECC.

            (s) Outside Investors has the meaning set forth in the first
                -----------------
paragraph of this Agreement.

          (t) Person means an individual, corporation, partnership, limited
              ------
liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

            (u) Preferred Stock has the meaning set forth in the third recital
                ---------------
hereto.

          (v) Qualified Public Offering means an underwritten public offering of
              -------------------------
the Common Stock (i) involving (a) at least 15% of the total outstanding Common
                  -             -
Stock on a fully diluted basis and (b) a minimum offering price of $6.00 per
                                    -
share (adjusted proportionately for any subdivision (by any stock split, stock dividend, recapitalization or otherwise) or combination (by reverse stock split or otherwise)) or (ii) which has been approved by GECC.
                   --

          (w) Registration Rights Agreement means the Amended and Restated
              -----------------------------
Registration Rights Agreement, dated as of the date hereof, between the Company and the other parties named therein, as the same may be amended from time to time.

          (x) Series A Certificate of Designations means the Certificate of
              ------------------------------------
Designations, Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Series A Convertible Preferred Stock, filed by the Company with the Secretary of State of the State of Delaware on or about November 2, 1998, as amended.

          (y) Series B Certificate of Designations means the Certificate of
              ------------------------------------
Designations, Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Series B Convertible Preferred Stock, filed by the Company with the Secretary of State of the State of Delaware on or about ___________, 1999.

          (z) Stock means all classes of the capital stock of the Company,
              -----
including all classes of Common Stock and all classes and series of preferred stock of the Company, including the Preferred Stock.

            (aa) Stockholders means iXL, the Outside Investors and the
                 ------------
Management Stockholders.

          (bb) Stock Option Plan means a stock option plan of the Company, as
               -----------------
the same may be amended from time to time, adopted by the Board in conformance with Section 9.3(a) hereof.

          (cc) Stock Purchase Agreement means the Stock Purchase Agreement,
               ------------------------
dated as of April 7, 1999, between the Company, GECEI and GEPT, as the same shall be amended from time to time.

          (dd) Transaction Documents means this Agreement, the Stock Purchase
               ---------------------
Agreement, the November 1998 Stock Purchase Agreement, the Registration Rights Agreement, the Certificate of Incorporation and the Stock Option Plan, and, with respect to iXL, the GE Investors and the Company only, the Investors Agreement, collectively, or each of such documents singularly, and any documents or investments contemplated by or executed in connection with any of them or any of the transactions contemplated hereby or thereby.

          (ee) Transfer means any direct or indirect sale, assignment, mortgage,
               --------
transfer, pledge, hypothecation or other disposition or transfer.

       8.   Prohibited Purchases.  Notwithstanding anything to the contrary
            --------------------
herein, the Company shall not be obligated to purchase any shares of Stock from any Management Stockholder to the extent (a) the Company is prohibited from
                                          -
purchasing such shares by applicable law or by any debt instrument or agreement, including any amendment, renewal, extension, substitution, refinancing, replacement or other modification thereof (collectively, the "Loan Documents"),
                                                              --------------
to which the Company or any of its subsidiaries is or becomes a party, (b) a
                                                                        -
default has occurred under any Loan Document and is con tinuing, (c) the
                                                                  -
purchase of such shares would in the good faith opinion of the Board result in the occurrence of an event of default under any Loan Document or create a condition which would, with notice or lapse of time or both, result in such an event of default or (d) the purchase of such shares would, in the good
                             -
faith opinion of the Board, be imprudent in view of the financial condition (present or projected) of the Company or the anticipated impact of the purchase of such shares on the Company's ability to meet its obligations under any Loan Document or otherwise in connection with its business and operations. If shares of Stock that the Company has the right or obligation to purchase on any date exceed the total amount permitted to be purchased on such date pursuant to the preceding sentence (the "Maximum Amount"), the Company shall purchase on such
                         --------------
date only that number of shares of Stock equal to the Maximum Amount (and shall not be required to purchase more than the Maximum Amount) in such amounts as the Board shall in good faith determine, applying the following order of priority:

               (i) First, the shares of Stock of all Management Stockholders whose shares of Stock are being purchased by the Company by reason of termination of employment due to death or Disability and, to the extent that the number of shares of Stock that the Company is obligated to purchase from such Management Stockholders (but for this Section 9) exceeds the Maximum Amount, such shares of Stock pro rata among such Management Stockholders on the basis of the number of shares of Stock held by each of such Management Stockholders that the Company is obligated (but for this Section 9) or has the right to purchase, and

               (ii) Second, to the extent that the Maximum Amount is in excess of the amount the Company purchases pursuant to clause (i) above, the shares of Stock of all Management Stockholders whose shares of Stock are being purchased by the Company by reason of termination of employment without Cause or due to retirement or resignation for Good Reason, up to the Maximum Amount and, to the extent that the number of shares of Stock that the Company is obligated to purchase from such Management Stock holders (but for this Section 9) exceeds the Maximum Amount, such shares of stock pro rata among such Management Stockholders on the basis of the number of shares of Stock held by each of such Management Stockholders that the Company is obligated (but for this Section 9) or has the right to pur chase, and

               (iii) Third, to the extent the Maximum Amount is in excess of the amounts the Company purchases pursuant to clauses (i) and (ii) above, the shares of all other Management Stockholders whose shares of Stock are being purchased by the Company up to the Maximum Amount and, to the extent that the number of shares of Stock that the Company is obligated to purchase (but for this Section 9) from such Management Stockholders exceeds the Maximum Amount, the shares of Stock of such Management Stockholders in such order of priority and in such amounts as the Board in its sole discretion shall in good faith determine to be appropriate under the circumstances.

Notwithstanding anything to the contrary contained in this Agreement other than the provisions of Section 1.7, if the Company is unable by reason of this
Section 9 to make any payment when due to any Management Stockholder, then, subject to the following paragraphs, the Company shall have the option of either
(x) making such payment at the earliest practicable date permitted under this
 -
Section 9 or (y) to the extent permitted under the Loan Documents, proceeding
              -
with the purchase of such shares of Stock by paying for them with a promissory note of the Company with the following terms: (i) a principal amount equal to
                                               -
such purchase price, (ii) an interest rate equal to the greater of 5% per annum
                      --
and the prime rate as announced by The Chase Manhattan Bank as of the date such promissory note is issued, (iii) a maturity date of one year and one day after
                            ---
the maturity of the Company's Loan Documents, (iv) subordination provisions as
                                               --
required by the Loan Documents, and (v) such other terms and conditions as the
                                     -
Company may reasonably determine. All payments of interest accrued hereunder shall be paid only at the date of payment by the Company for the shares of Stock being purchased.

       9.   Rights of Certain Stockholders.
            ------------------------------

          9.1  Board of Directors; Observation Rights.  (a) Until the closing of
               --------------------------------------    -
a Qualified Public Offering, each Stockholder agrees that from and after the date of this Agreement it will use its best efforts to nominate and elect, and will vote all of the shares of Stock owned or held of record by such Stockholder to elect and, thereafter, for such period, to continue in office a Board consisting of ten members, who will be designated for nomination and election as follows: (i) so long as GECC and its Affiliates continue to own at least 10% of
           -
the Company's Common Stock (assuming conversion of Preferred Stock into Common Stock), GECC may designate for nomination and election three directors; so long as GECC and its Affiliates continue to own less than 10% but at least 5% of the Company's Common Stock (assuming conversion of Preferred Stock into Common Stock), GECC may designate for nomination and election two directors and (ii)
                                                                          --
iXL may designate for nomination and election all the directors not designated for nomination and election by GECC. The rights of GECC set forth in the previous sentence are personal in nature and unassignable by GECC, notwithstanding anything to the contrary contained herein, other than to an Affiliate thereof other than GEFA. The parties agree that the failure by GECC to so designate for nomination and election will not constitute a waiver by GECC
of such right to do so in the future.  The Persons designated pursuant to this
Section 9.1 for nomination and election by iXL and GECC, as the case may be, may be changed from time to time by the nominating Person, so long as GECC has a representative on the Board, it shall have representation on each committee created by the Board proportional to its rights to representation hereunder or under the Investors Agreement, provided, that with respect to the compensation
                               --------
committee, GECC will have the right to appoint one of the three members to such committee and, provided further, that the Company will not create an executive
               -------- --------
committee or other committee which is entitled to exercise any power or authority of the Board without the need for subsequent Board approval with respect thereto (except for an audit committee and a compensation committee). GECC's designees on the Board or each committee, as the case may be, may not be officers of GEFA.

      (b)   From and after the closing of a QPO, the Company will cause to be
       -
nominated and the Stockholders will vote to elect (i) three directors of the
                                                   -
Company designated for nomination by iXL and (ii) that number of directors of
                                              --
the Company which the GE Investors shall be entitled to designate for nomination pursuant to in the Investors Agreement.

      (c) In the event that either GECC does not designate for nomination and
       -
election members to the Board of Directors in accordance with Section 9.1 hereof or the GECC designees are not elected to the Board of Directors, then GECC (for so long as GECC and its Affiliates still own at least 5% of the total outstanding equity securities of the Company), shall have the right to have a non-voting representative attend any meetings of the Board (including any adjournments thereof) either in person or by such other method as shall be allowed under the bylaws of the Company for directors, and shall further have the right to receive any notices and materials provided to the entire Board in their capacity as such. Any such representative shall have the right to speak at such meetings and to make such suggestions and requests during such meetings as such representative deems appropriate, and the Board shall consider such suggestions and requests in good faith.

          9.2  Irrevocable Proxy.  In order to effectuate Section 9.1 and in
               -----------------
addition to and not in lieu of Section 9.1, each Stockholder owning shares of Stock hereby grants to the Secretary of the Company an irrevocable proxy pursuant to Section 212(e) of the General Corporation Law of the State of Delaware, coupled with an interest, solely for the purpose of voting all of the shares of Stock of the Company owned by the grantor of the proxy for the election of directors nominated in accordance with Section 9.1. Each Stockholder agrees to take any further actions necessary to effectuate Section 9.1, including, without limitation, the calling of a special meeting of the Stockholders in order to nominate and elect directors as set forth in Section 9.1. The Secretary of the Company will exercise such proxy to give effect to this Section 9, if necessary.

          9.3  Additional Rights of Outside Investors.  (a)  The Company and the
               --------------------------------------    -
Stockholders agree that the Board shall not adopt a stock option plan, including, without limitation, the Stock Option Plan, or other management or employee stock bonus, award or incentive without the approval of a majority of the members of the compensation committee of the Board.

      (b) The Outside Investors, to the extent they continue to hold Preferred
       -
Stock, shall have such additional rights in respect of the Preferred Stock as set forth in the applicable Certificate of Designations with respect to the Preferred Stock held by such Outside Investors.

       10.  Stock Certificate Legends.  A copy of this Agreement shall be filed
            -------------------------
with the Secretary of the Company and kept with the records of the Company. Each certificate representing shares of Stock owned by the Stockholders shall bear the following legends:

               (i THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURI TIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE
                                                      ---
                   OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UN LESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DIS POSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT OF THE COMPANY, DATED AS OF ___________, 1999 (THE "STOCKHOLDERS' AGREEMENT"), AS THE
                                           -----------------------
                   SAME MAY BE AMENDED FROM TIME TO TIME.

              (ii THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, A VOTING AGREEMENT AND OTHER CONDITIONS AND RESTRICTIONS, AS SPECIFIED IN THE STOCK-

                  HOLDERS' AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE STOCK HOLDER OF SUCH SHARES UPON WRITTEN REQUEST.

            (iii THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND OR RIGHTS.

In addition, certificates representing shares of Stock owned by residents of certain states shall bear any legends required by the laws of such states. All Stockholders shall be bound by the requirements of such legends to the extent that such legends are applicable. Upon a registration of any shares of Common Stock, the certificate representing such shares shall be replaced, at the expense of the Company, with certificates not bearing the legends required by this Section 11(i) and (ii). Upon the closing of a Qualified Public Offering, certificates representing shares of Stock shall be replaced, at the expense of the Company, with certificates not bearing the legends required by Section 11(ii) or the applicable portions of Section 11(i).

       11.  No Other Arrangements or Agreements.  Each of the Stockholders other
            -----------------------------------
than iXL hereby represents and warrants to the Company and iXL that it has not entered into or agreed to be bound by any other arrangements or agreements of any kind with any other Person (other than an Affiliate of such Stockholder or the Company) with respect to its Stock, or any interest therein, including, but not limited to, arrangements or agreements with respect to the acquisition, disposition or voting of shares of Stock (whether or not such agreements and arrangements are with the Company, other Stockholders or other Persons), except for the Transaction Documents or any other arrangements or agreements entered into with the Company or iXL in connection therewith.

       12.  Amendment and Modification.  This Agreement may be amended, modified
            --------------------------
or supplemented only by written agreement of iXL and those Stockholders other than iXL owning at least 51% of all shares of Common Stock (assuming conversion of Preferred Stock to Common Stock) owned by all such Stockholders other than iXL; provided, however, that if any such amendment, modification or supplement would adversely affect (a) the rights of any of the GE Investors hereunder or
                        -
under the Investors Agreement, then the GE Investors; and (b) any holder of
                                                           -
Preferred Stock, the approval of those Stockholders owning at least 51% of all the outstanding shares of Preferred Stock shall be required. If the requisite number of Stockholders shall have agreed, the Company shall notify the other Stockholders promptly after such amendment, modification or supplement shall take effect. Notwithstanding the foregoing, the Company shall have the unilateral right to amend Schedules 1 and 2 as provided in Sections 14.3 and 14.4.

       13.  Assignment.
            ----------

          13.  Assignment Generally.  The provisions of this Agreement shall be
               --------------------
binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, provided that, except in connection with Transfers explicitly permitted hereunder, neither the Company nor any Stockholder other than iXL shall assign any of its rights pursuant to this Agreement without the prior written agreement of iXL, provided, however,
                                                           --------  -------
that the GE Investors and any transferees thereof may assign their rights under
Section 2.1 hereof to any permitted transferee of their shares of Stock. If iXL Transfers 100% of the shares of Stock owned by it in accordance with and to the extent permitted by the other provisions of this Agreement and, so long as the same is in effect, the Investors Agreement, and such transfer is either to an Affiliate of iXL or is effected in accordance with paragraph 2(c) of the Investors Agreement, then a single transferee determined by iXL, shall be deemed to be iXL for purposes of this Agreement and, so long as the Investors Agreement is in effect, the Investors Agreement and such transferee must sign an instrument of assumption (delivered to the Stockholders) agreeing to be bound thereby. If iXL Transfers less than 100% of the Stock owned by it (in accordance with the other provisions of this Agreement and, so long as the Investors Agreement is in effect, the Investors Agreement and such transfer is
                                                          ---
effected in accordance with paragraph 2(c) of the Investors Agreement or to an Affiliate of iXL, then such transferee shall be required to agree (in writing delivered to the Stockholders) to be bound by all of the terms and obligations to which such transferring party is subject under this Agreement and the Investors Agreement and will have only those rights of iXL under this Agreement and the Investors Agreement as iXL in its sole discretion determines.

          13.  Agreements to be Bound.  Notwithstanding anything to the contrary
               ----------------------
contained in this Agreement and in addition to the other restrictions contained herein, any Transfer by any Management Stockholder or Outside Investor or iXL to any Permitted Transferee or other third party (whether or not such third party is affiliated with such transferor), except for Transfers pursuant to Section 2.3, Rule 144, an underwritten public offering or Sections 1(c) or 2(c) of the Investors Agreement or any Involuntary

Transfer to an Involuntary Transferee shall be permitted under the terms of this Agreement only if such Permitted Transferee, third party or Involuntary Transferee, as the case may be, shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to the Company and iXL (and in the case of iXL, GECC). Upon the execution of such instrument by such third party (and compliance with all other relevant provisions of this Agreement), such third party shall be deemed to be a Stockholder for all purposes of this Agreement, subject to the same obligations as the Management Stockholders or the Outside Investors, as the case may be, and the appropriate schedule hereto will be amended accordingly. Without limiting the generality of the foregoing, each Management Stockholder agrees that any such Involuntary Transferee or Permitted Transferee will be bound by such Management Stockholder's obligations under
Section 5 in the event such Management Stockholder's employment with the Company terminates.

          13.  New Management Stockholders. Each of the Stockholders hereby
               ---------------------------
agrees that any employee of the Company or any of its subsidiaries who, after the date of this Agreement, is offered shares of Common Stock or holds stock options exercisable into shares of Common Stock shall, as a condition precedent to the acquisition of such shares of Common Stock or the exercise of such stock options, as the case may be, (i) become a party to this Agreement by executing
                              -
the same and (ii) if such employee is a resident of a state with a community
              --
property system, cause his or her spouse to execute a Spacial Waiver in the form of Exhibit B hereto and deliver such Agreement and Spacial Waiver, if applicable, to the Company. Upon such execution and delivery, such employee shall be deemed to be a Management Stockholder for all purposes of this Agreement and the Company shall amend Schedule 2 hereto to reflect such additional Management Stockholder.

          13.  New Outside Investors.  Each of the Stockholders hereby
               ---------------------
acknowledges that on or after the date hereof the Company may, from time to time, with the approval of the Board, and subject to the Investors Agreement in the case of the GE Investors, offer and sell shares of Stock to various non-employee accredited investors who will become "Outside Investors" under this
                                               -----------------
Agreement. Any such investor shall, as a condition precedent to the acquisition of such shares of Stock (i) become a party to this Agreement by executing the
                         -
same and (ii) if such investor is an individual who is a resident of a state
          --
with a community property system, cause his or her spouse to execute a Spousal Waiver in the form of Exhibit B hereto and deliver such Agreement and Spousal Waiver, if applicable, to the Company. Upon such execution and delivery, such Person shall be deemed to be an Outside Investor for all purposes of this Agreement and the Company shall amend Schedule 1 hereto to reflect such additional Outside Investor.

       14.  Termination.
            -----------

          14.  Termination Generally.  Any party to, or Person who is subject
               ---------------------
to, this Agreement who ceases to own any shares of Stock or any interest therein in accordance with the terms of this Agreement shall cease to be a party to, or a Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder, provided that any Transfer of shares of Stock by any Stockholder in breach of this Agreement shall not relieve such Stockholder of liability for any such breach.

          14.  Termination of Rights and Obligations Under Sections 1, 2, 3, 4
               ---------------------------------------------------------------
and 5.  All rights and obligations pursuant to Sections 1, 2, 3, 4 and 5 of this
-----
Agreement shall terminate (other than obligations which have arisen and are outstanding prior to termination) upon the closing of a Qualified Public Offering, provided that with respect to the GE Investors, Section 2.1 (tag-along
          --------
rights) will survive and continue until termination in accordance with the terms of the Investors Agreement.

       15.  Recapitalization, Exchanges, etc. Affecting the Stock.  The
            -----------------------------------------------------
provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the shares of Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation, or otherwise in such a manner as to reflect the intent and meaning of the provisions hereof.

       16.  No Third Party Beneficiaries.  Except as otherwise provided herein,
            ----------------------------
this Agreement is not intended to confer upon any Person, except for the parties hereto any rights or remedies hereunder.

       17.  Repurchases of Stock.  If at any time the Company purchases any
            --------------------
shares of Stock pursuant to this Agreement, the Company may pay the purchase price determined under this Agreement for the shares of Stock it purchases by wire transfer of funds or bank check in the amount of the purchase price, and upon receipt of payment of such purchase price or, pursuant to Section 8, any portion thereof, the selling Stockholder shall deliver the certificates representing the number of shares of Stock being purchased in a form suitable for transfer, duly endorsed in blank, and free and clear of any lien, claim or encumbrance. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to make any payment for shares of Stock purchased hereunder until delivery to it of the certificates representing such shares. If the Company is purchasing less than all the shares of Stock represented by a single certificate, the Company shall deliver to the selling Stockholder a certificate for any unpurchased shares of Stock.

       18.  Further Assurances.  Each party hereto shall do and perform or cause
            ------------------
to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       19.  Governing Law.  This Agreement and the rights and obligations of the
            -------------
parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

       20.  Invalidity of Provision.  The invalidity or unenforceability of any
            -----------------------
provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

       21.  Notices.  All notices, requests, demands, waivers and other
            -------
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered
                                                           -
personally, (b) mailed, certified or registered mail with postage prepaid, (c)
             -                                                              -
sent by next-day or overnight mail or delivery or (d) sent by telecopier as
                                                   -
follows:

               (i)   if to the Company, to it at:
                               -------

                     CFN, Inc.
                     Two Park Place
                     1888 Emery Street
                     2nd Floor
                     Atlanta, Georgia 30318
                     Attention:  Mr. M. Wayne Boylston
                     Telecopier number:  (404) 267-3801

                     with a copy (which, in each case, shall not constitute notice) to:

                     Minkin & Snyder
                     3060 Peachtree Road, Suite 1100
                     Atlanta, Georgia  30305
                     Telecopier number:  (404) 233-5824

                     Attention:  James S. Altenbach, Esq.

                     and

                     Kelso & Company
                     320 Park Avenue
                     24th Floor
                     New York, New York 10022
                     Telecopier number:  (212) 223-2379
                     Attention:  James J. Connors, II, Esq.

                     and

                     Debevoise & Plimpton
                     875 Third Avenue
                     New York, NY 10022
                     Telecopier number: (212) 909-6836
                     Attention:  Margaret A. Davenport, Esq.

               (ii If to an Outside Investor, the address or telecopier number as listed on Schedule 1.

               (iii If to any Management Stockholder, to his or her address or his telecopier number as listed on the signature page.

               (iv If to any other Person who becomes a Stockholder after the date hereof, to its address or telecopier number set forth in the counterpart of this Agreement executed and delivered by such Stockholder pursuant to Sections 14.2, 14.3 or 14.4;

or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery
                                                      -
on the day after such delivery, (x) if by certified or registered mail, on the
                                 -
seventh business day after the mailing thereof, (y) if by next-day or overnight
                                                 -
mail or delivery, on the day delivered, (z) if by fax on the next day following
                                         -
the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

       22.  Headings; Execution in Counterparts.  The headings and captions
            -----------------------------------
contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

       23.  Entire Agreement.  This Agreement and the Transaction Documents
            ----------------
embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements, understandings, representations and warranties among the parties with respect to such subject matter.

       24.  Injunctive Relief.  The shares of Stock cannot readily be purchased
            -----------------
or sold in the open market, and for that reason, among others, the Company and Stockholders will be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Company or any Stockholder may have. Each Stockholder hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof. Each Stockholder hereby consents to service of process by mail made in accordance with Section 21.

      25.   Construction.  Notwithstanding anything to the contrary set forth in
            ------------
this Agreement, nothing set forth in this Agreement shall derogate than the rights of the GE Investors contained in the Investors Agreement. In the event of any conflict or inconsistency between any terms of this Agreement and the Investors Agreement, the terms of the Investors Agreement will prevail, provided that no such resolution shall derogate from any of the rights of the GE Investors under this Agreement.


             [The remainder of this page left intentionally blank.]

      IN WITNESS WHEREOF, this Stockholders' Agreement has been signed by each of the parties hereto as of the date first above written.

                                        CONSUMER FINANCIAL NETWORK, INC.

                                        By:
                                           ----------------------------------
                                        Title:
                                              -------------------------------


                                        iXL ENTERPRISES, INC.

                                        By:
                                           ----------------------------------
                                        Title:
                                              -------------------------------


                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:
                                           ----------------------------------
                                        Title:
                                              -------------------------------

                                                                      Schedule 1
                                                                      ----------


                               OUTSIDE INVESTORS


1. General Electric Capital Corporation
   120 Long Ridge Road
   Stanford, CT 06927
   Telecopier Number:  203-357-3047
   Attention:  General Counsel of GE Equity

   With a copy (which shall not constitute notice) to:

   Weil, Gotshal & Manges LLP
   767 Fifth Avenue
   New York, New York 10153
   Telecopier number: (212) 310-8007
   Attention:  William M. Gutowitz, Esq.

                                                                      Schedule 2
                                                                      ----------


2                                       MANAGEMENT STOCKHOLDERS:



                                        ----------------------------------------
                                        Name:
                                        Address:



                                        ----------------------------------------

                                        ----------------------------------------
                                        Name:
                                        Address:



                                        ----------------------------------------

                                        ----------------------------------------
                                        Name:
                                        Address:



                                        ----------------------------------------

                                        ----------------------------------------
                                        Name:
                                        Address: